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                                                                    Exhibit 23.2





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Post-Effective Amendment No. 5 to Registration Statement on Form S-3 (No. 33-58864) of Tridex Corporation of our report dated March 15, 1996 appearing on page 14 of this Form 10-K.




PRICE WATERHOUSE LLP
March 15, 1996
Hartford, Connecticut




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